EXHIBIT 99.1

FOR IMMEDIATE RELEASE                           Contact: Claire M. Chadwick, CFO
                                                      973-669-7366, ext. 267

                    PENNFED FINANCIAL SERVICES, INC. REPORTS
                    ----------------------------------------
                        INCREASED FIRST QUARTER EARNINGS
                        --------------------------------

     WEST ORANGE, NJ, October 27, 2004 - PennFed Financial Services, Inc. (NASDQ:PFSB), the nearly $2 billion holding company for New Jersey-based Penn Federal Savings Bank, announced earnings of 27 cents per diluted share for its first fiscal quarter ended September 30, 2004. Earnings represented a 17% increase over the 23 cents per diluted share reported for the comparable prior year quarter. Earnings per share have been adjusted to reflect the two-for-one stock split in the form of a 100% stock dividend announced on September 29, 2004.

     Return on average common equity was 12.63% for the three months ended September 30, 2004 compared to 11.47% for the comparable prior year quarter.

     PennFed's net interest margin also showed improvement. For the current quarter, the margin was 2.38%, representing a 15 basis point increase from the June 2004 quarter and a significant increase from 2.11% for the same period last year. "A slowdown in loan prepayments, growth in the loan portfolio and the repricing of certain deposits and other borrowings contributed to the increase," said Joseph L. LaMonica, PennFed's President and Chief Executive Officer.

     Total assets at September 30, 2004 of $1.962 billion reflected growth of 3%, or 13% annualized, from June 30, 2004. Growth in net loans receivable was over 5%, or 21% annualized. Total loan production of $147 million for the September 2004 quarter

                                     -more-

PennFed 1Q-2005
Page 2

was strong. The decline from the June 2004 quarter production level primarily reflects the slowdown in refinance activity.

     As a means of managing interest rate risk, the Company returned to its loan sale strategy at the beginning of the current quarter after a temporary six month suspension. Under the current loan sale strategy, the Company is again selling predominately conforming, long-term fixed rate one- to four-family loan production. For the quarter ended September 30, 2004, PennFed recorded $24,000 of gains from loan sales.

     During the first quarter, the Company continued its trend of superior asset quality. As of September 30, 2004, non-performing assets totaled only $2.1 million, or 0.11% of total assets.

     The Company's current quarter expense ratio was also strong at 1.26%. While current expense levels reflect the end of costs associated with funding the Company's Employee Stock Ownership Plan, expenses include a replacement benefit plan for the ESOP as well as costs associated with the three branches opened since September 2003.

     PennFed continues to employ stock repurchases as a means of utilizing capital. Since the beginning of the fiscal year, the Company repurchased 177,800 shares (split adjusted), or over 1% of shares outstanding, for a total cost of $2.7 million.

     PennFed stockholders of record as of November 12, 2004 will be paid a split-adjusted cash dividend of $0.05 per share on November 26, 2004. The Company's dividend policy will continue to be reviewed on a regular basis.

     Penn Federal Savings Bank maintains 24 New Jersey branch offices. The Bank's deposits are insured by the Federal Deposit Insurance Corporation.

                                     -more-


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PennFed 1Q-2005
Page 3

     This release contains forward-looking statements that are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are subject to certain risks and uncertainties, including, among other things, changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates and demand for loans in the Company's market area, the relationship of short-term interest rates to long-term interest rates, competition and terrorist acts that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above, as well as other factors, could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.


                                       ###
                           NOTE: SEE FINANCIAL TABLES


                                       PennFed Financial Services, Inc.
                                (Holding Company for Penn Federal Savings Bank)
                                  Selected Consolidated Financial Information
                               (dollars in thousands, except per share amounts)

                                                          September 30,     June 30,     September 30,
                                                              2004            2004            2003
                                                          -----------     -----------     -----------
Selected Financial Condition Data:
     Cash and cash equivalents                            $    13,390     $    14,859     $    80,655
     Investments, net                                         425,086         424,980         354,184
     Mortgage-backed securities, net                           93,025         100,079          82,548
     Loans held for sale                                            0               0          11,530
     Loans receivable:
          One- to four-family mortgage loans                1,065,001         996,659         895,274
          Commercial and multi-family real estate loans       170,566         172,244         164,269
          Consumer loans                                      119,272         117,688         115,305
          Allowance for loan losses                            (6,070)         (6,249)         (6,279)
          Other, net                                            7,812           7,131           6,300
                                                          -----------     -----------     -----------
     Loans receivable, net                                  1,356,581       1,287,473       1,174,869

     FHLB stock                                                22,123          23,773          25,223
     Other intangible assets                                      907           1,361           2,721
     Other assets                                              51,140          49,761          46,439
                                                          -----------     -----------     -----------
     Total assets                                         $ 1,962,252     $ 1,902,286     $ 1,778,169
                                                          ===========     ===========     ===========

     Deposits:
          Checking and money market                       $   167,624     $   169,609     $   169,710
          Savings                                             433,382         418,678         371,672
          Certificates of deposit and accrued interest        635,224         599,813         539,472
                                                          -----------     -----------     -----------
     Total deposits                                         1,236,230       1,188,100       1,080,854

     FHLB advances                                            425,465         475,465         495,465
     Other borrowings                                         121,747          59,346          24,390
     Junior subordinated debentures                            42,048          42,037          42,003
     Other liabilities                                         13,914          18,939          15,902
     Stockholders' equity                                     122,848 (a)     118,399         119,555
                                                          -----------     -----------     -----------
     Total liabilities and stockholders' equity           $ 1,962,252     $ 1,902,286     $ 1,778,169
                                                          ===========     ===========     ===========

     Book value per share                                 $      8.92     $      8.72     $      8.83
     Tangible book value per share                        $      8.85     $      8.62     $      8.63

     Equity to assets                                            6.26%           6.22%           6.72%
     Tangible equity to tangible assets                          6.22%           6.16%           6.58%

Asset Quality Data:
     Non-performing loans                                 $     1,659     $     2,182     $     2,164
     Real estate owned, net                                       473               0              28
                                                          -----------     -----------     -----------
     Total non-performing assets                          $     2,132     $     2,182     $     2,192
                                                          ===========     ===========     ===========

     Non-performing loans to total loans                         0.12%           0.17%           0.18%
     Non-performing assets to total assets                       0.11%           0.11%           0.12%
     Allowance for loan losses to non-performing loans         365.88%         286.39%         290.16%
     Allowance for loan losses to total gross loans              0.45%           0.48%           0.53%

Regulatory Capital Ratios (of the Bank):
     Tangible capital ratio (requirement - 1.50%)                8.58%           8.61%           8.97%
     Core capital ratio (requirement - 4.00%)                    8.58%           8.61%           8.97%
     Risk-based capital ratio (requirement - 8.00%)             16.75%          16.86%          17.57%

(a)  Common  shares  outstanding  as of September  30, 2004  totaled  13,778,400 shares.

             Amounts have been restated for the effects of a 2 for 1
                stock split in the form of a 100% stock dividend
                         announced on September 29, 2004


                            PennFed Financial Services, Inc.
                      (Holding Company for Penn Federal Savings Bank)
                        Selected Consolidated Financial Information
                      (dollars in thousands, except per share amounts)

                                                        For the three months ended
                                                               September 30,
                                                        --------------------------
                                                            2004          2003
                                                        -----------    -----------
Selected Operating Data:
   Interest and dividend income                         $    25,805    $    23,741
   Interest expense                                          14,734         14,804
                                                        -----------    -----------
        Net interest and dividend income                     11,071          8,937
   Provision for loan losses                                      0              0
                                                        -----------    -----------
   Net interest and dividend income
        after provision for loan losses                      11,071          8,937
   Non-interest income:
        Service charges                                         726          1,303
        Net gain (loss) from real estate operations               0              0
        Net gain on sales of loans                               24            334
        Other                                                   350            373
                                                        -----------    -----------
        Total non-interest income                             1,100          2,010
   Non-interest expenses:
        Compensation & employee benefits                      3,193          3,324
        Net occupancy expense                                   539            423
        Equipment                                               535            486
        Advertising                                             167             56
        Amortization of intangibles                             453            455
        Federal deposit insurance premium                        41             44
        Other                                                 1,191            911
                                                        -----------    -----------
        Total non-interest expenses                           6,119          5,699
                                                        -----------    -----------
   Income before income taxes                                 6,052          5,248
   Income tax expense                                         2,264          1,875
                                                        -----------    -----------
   Net income                                           $     3,788    $     3,373
                                                        ===========    ===========

   Weighted avg. no. of diluted common shares            14,195,722     14,467,554
   Diluted earnings per common share                    $      0.27    $      0.23

   Return on average common equity                            12.63%         11.47%

   Return on average assets                                    0.78%          0.76%

   Average earning assets                               $ 1,881,110    $ 1,715,887

   Yield on average interest-earning assets                    5.47%          5.51%
   Cost of average interest-bearing liabilities                3.22%          3.55%
                                                        -----------    -----------
   Net interest rate spread                                    2.25%          1.96%
                                                        ===========    ===========

   Net interest margin                                         2.38%          2.11%

   Non-interest exp. as a % of avg. assets                     1.26%          1.28%
   Efficiency ratio                                           46.55%         47.90%

   Loan originations and purchases:
        One- to four-family mortgage loans              $   123,244    $   178,333
        Commercial and multi-family real estate loans         5,815          9,072
        Consumer loans                                       17,705         22,732
                                                        -----------    -----------
        Total loan originations and purchases           $   146,764    $   210,137
                                                        ===========    ===========

             Amounts have been restated for the effects of a 2 for 1
                stock split in the form of a 100% stock dividend
                         announced on September 29, 2004


                                                   PennFed Financial Services, Inc.
                                           (Holding Company for Penn Federal Savings Bank)
                                             Selected Consolidated Financial Information
                                           (dollars in thousands, except per share amounts)

                                                                               For the three months ended
                                                        -----------------------------------------------------------------------
                                                          Sep. 30,       Jun. 30,        Mar.31,       Dec. 31,       Sep. 30,
                                                            2004           2004           2004           2003           2003
                                                        -----------    -----------    -----------    -----------    -----------
Selected Operating Data:
   Interest and dividend income                         $    25,805    $    24,551    $    24,326    $    23,658    $    23,741
   Interest expense                                          14,734         14,652         14,598         14,620         14,804
                                                        -----------    -----------    -----------    -----------    -----------
        Net interest and dividend income                     11,071          9,899          9,728          9,038          8,937
   Provision for loan losses                                      0              0              0              0              0
                                                        -----------    -----------    -----------    -----------    -----------
   Net interest and dividend income
        after provision for loan losses                      11,071          9,899          9,728          9,038          8,937
   Non-interest income:
        Service charges                                         726          1,044            957            871          1,303
        Net gain from real estate operations                      0             57              0              1              0
        Net gain on sales of loans                               24              5             57            363            334
        Other                                                   350            375            360            329            373
                                                        -----------    -----------    -----------    -----------    -----------
        Total non-interest income                             1,100          1,481          1,374          1,564          2,010
   Non-interest expenses:
        Compensation & employee benefits                      3,193          3,752          3,901          3,616          3,324
        Net occupancy expense                                   539            477            514            480            423
        Equipment                                               535            537            536            498            486
        Advertising                                             167            154            102             78             56
        Amortization of intangibles                             453            454            453            454            455
        Federal deposit insurance premium                        41             42             41             41             44
        Other                                                 1,191          1,421          1,090          1,090            911
                                                        -----------    -----------    -----------    -----------    -----------
        Total non-interest expenses                           6,119          6,837          6,637          6,257          5,699
                                                        -----------    -----------    -----------    -----------    -----------
   Income before income taxes                                 6,052          4,543          4,465          4,345          5,248
   Income tax expense                                         2,264          1,705          1,499          1,464          1,875
                                                        -----------    -----------    -----------    -----------    -----------
   Net income                                           $     3,788    $     2,838    $     2,966    $     2,881    $     3,373
                                                        ===========    ===========    ===========    ===========    ===========

   Weighted avg. no. of diluted common shares            14,195,722     14,205,944     14,385,896     14,487,888     14,467,554
   Diluted earnings per common share                    $      0.27    $      0.20    $      0.21    $      0.20    $      0.23

   Return on average common equity                            12.63%          9.69%          9.98%          9.65%         11.47%

   Return on average assets                                    0.78%          0.61%          0.66%          0.65%          0.76%

   Average earning assets                               $ 1,881,110    $ 1,782,562    $ 1,741,017    $ 1,715,792    $ 1,715,887


   Yield on average interest-earning assets                    5.47%          5.51%          5.59%          5.50%          5.51%
   Cost of average interest-bearing liabilities                3.22%          3.41%          3.48%          3.50%          3.55%
                                                        -----------    -----------    -----------    -----------    -----------
   Net interest rate spread                                    2.25%          2.10%          2.11%          2.00%          1.96%
                                                        ===========    ===========    ===========    ===========    ===========

   Net interest margin                                         2.38%          2.23%          2.24%          2.14%          2.11%

   Non-interest exp. as a % of avg. assets                     1.26%          1.48%          1.47%          1.40%          1.28%
   Efficiency ratio                                           46.55%         56.37%         55.70%         54.74%         47.90%

   Loan originations and purchases:
        One- to four-family mortgage loans              $   123,244    $   143,758    $    79,438    $    61,304    $   178,333
        Commercial and multi-family real estate loans         5,815         15,863         10,143          8,144          9,072
        Consumer loans                                       17,705         19,581         17,248         15,441         22,732
                                                        -----------    -----------    -----------    -----------    -----------
        Total loan originations and purchases           $   146,764    $   179,202    $   106,829    $    84,889    $   210,137
                                                        ===========    ===========    ===========    ===========    ===========


                Amounts have been restated for the effects of a 2
                     for 1 stock split in the form of a 100%
                 stock dividend announced on September 29, 2004


                                            PennFed Financial Services, Inc.
                                     (Holding Company for Penn Federal Savings Bank)
                                       Selected Consolidated Financial Information
                                     (dollars in thousands, except per share amounts)


                                   CALCULATION OF NET INCOME ADJUSTED FOR NON-RECURRING CHARGES
                                   ------------------------------------------------------------

                                                                        For the three months ended
                                             -----------------------------------------------------------------------------
                                               Sep. 30,         Jun. 30,         Mar.  31,      Dec. 31,        Sep. 30,
                                                 2004             2004             2004           2003            2003
                                             ------------    ------------     ------------    ------------    ------------
Reported net income                          $      3,788    $      2,838     $      2,966    $      2,881    $      3,373

Non-recurring charges:
     Additional environmental accrual                   0             298                0               0               0
     Tax effect                                         0            (110)               0               0               0
                                             ------------    ------------     ------------    ------------    ------------
     Non-recurring charges, net of taxes                0             188                0               0               0

                                             ------------    ------------     ------------    ------------    ------------
"Adjusted" net income                        $      3,788    $      3,026     $      2,966    $      2,881    $      3,373
                                             ============    ============     ============    ============    ============

Weighted avg. no. of diluted common shares     14,195,722      14,205,944       14,385,896      14,487,888      14,467,554
Diluted earnings per common share            $       0.27    $       0.21     $       0.21    $       0.20    $       0.23

Return on average common equity                     12.63%          10.33%            9.98%           9.65%          11.47%

Return on average assets                             0.78%           0.66%            0.66%           0.65%           0.76%

Non-interest exp. as a % of avg. assets              1.26%           1.42%            1.47%           1.40%           1.28%
Efficiency ratio                                    46.55%          53.74%           55.70%          54.74%          47.90%




                Amounts have been restated for the effects of a 2
                     for 1 stock split in the form of a 100%
                 stock dividend announced on September 29, 2004